19. TRADE AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2017
Trade and other payables [abstract]
TRADE AND OTHER PAYABLES
Non Current	12.31.2017	12.31.2016

Customer contributions	80	98
Funding contributions for substations	60	52
Customer guarantees	101	83
Trade payables	241	233

ENRE Penalties and discounts	3,886	3,477
Loans (mutuums) with CAMMESA	1,885	1,347
Compensation agreements	124	-
Liability with FOTAE	190	173
Payment agreement with ENRE	73	106
Other	5	-
Other payables	6,163	5,103
Total non current	6,404	5,336

Current	Note	12.31.2017	12.31.2016

Suppliers		8,687	5,705
CAMMESA		7,595	5,470
Customer contributions		19	46
Discounts to customers		37	37
Funding contributions substations		8	22
Customer advances		205	384
Customer guarantees		1	15
Related parties	36	80	181
Other		12	6
Trade payables		16,644	11,866

ENRE Penalties and discounts		288	56
Related parties	36	12	14
Advances for works to be executed		14	14
Compensation agreements		562	708
Payment agreements with ENRE		63	60
Other creditors		205	55
Other		264	94
Other payables		1,408	1,001

Total current		18,052	12,867

Due to the short-term nature of the current payables and other payables, their carrying amount is considered to be the same as their fair value. For the majority of the non-current payables and other payables, the fair values are also not significantly different to their carrying amounts

The fair values of non-current customer contributions as of December 31, 2017 and 2016 amount to $ 90 million and $ 96 million, respectively. The fair values are determined based on estimated discounted cash flows in accordance with a market rate for this type of transactions. This fair value is classified as level 3.

The book value of the compensation agreements approximates their fair value given the valuation characteristics (Note 4.18).